SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   March 4, 2002


                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



           Delaware                     0-20199                  43-1420563
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
        of corporation)                                      Identification No.)



13900 Riverport Drive, Maryland Heights, Missouri                 63043
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:          (314) 770-1666
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          (Former name or former address, if changed since last report)




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Item 5.   Other Events

     On February 25, 2002, Express Scripts, Inc. announced that it has completed the acquisition of the assets of Phoenix Marketing Group (Holdings), Inc. from Access Worldwide Communications, Inc., for a purchase price of $33 million. million.

     Express Scripts, Inc. issued a press release with respect to the foregoing, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

      (c) The following exhibits is filed as part of this report on Form 8-K:

          Exhibit 99.1  Press Release, dated February 25, 2002,l by theCompany.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EXPRESS SCRIPTS, INC.



Date:    March 4, 2002            By:     /s/ Barrett A. Toan
                                         ---------------------------------------
                                           Barrett A. Toan
                                           President and Chief Executive Officer




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                                  EXHIBIT INDEX




   Exhibit No.     Description

      99.1         Press release, dated February 25, 2002